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                                                                  EXHIBIT 10.23


                                                                 EXECUTION COPY


                    SEVENTH AMENDMENT TO GUARANTY AGREEMENT

         This SEVENTH AMENDMENT TO GUARANTY AGREEMENT (this "Amendment"), dated as of March 28, 2003, is made and entered into by and between CARAUSTAR INDUSTRIES, INC., a North Carolina corporation (the "Guarantor"), and SUNTRUST BANK, a Georgia banking corporation, formerly known as SunTrust Bank, Atlanta (the "Lender").

                                  WITNESSETH:

         WHEREAS, the Guarantor executed that certain Guaranty Agreement, dated as of July 30, 1999, in favor of the Lender, as amended by that certain First Amendment to Guaranty Agreement, dated as of September 29, 2000, that certain Second Amendment and Waiver to Guaranty Agreement, dated as of March 12, 2001, that certain Third Amendment to Guaranty Agreement, dated as of April 9, 2001, that certain Fourth Amendment and Waiver to Guaranty Agreement, dated as of January 18, 2002, that certain Fifth Amendment to Guaranty Agreement, dated as of September 23, 2002 and that certain Sixth Amendment to Guaranty Agreement, dated as of December 31, 2002 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement"), pursuant to which the Guarantor guaranteed 50% of the obligations of Premier Boxboard Limited LLC, a Delaware limited liability corporation (the "Borrower"), under a certain Amended and Restated Revolving Credit Agreement, dated as of December 18, 2000, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of March 12, 2001, that certain Second Amendment to Revolving Credit Agreement, dated as of September 23, 2002 and that certain Third Amendment to Revolving Credit Agreement (the "Third Amendment"), dated as of the date hereof, as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement);

         WHEREAS, the Guarantor has requested that the Lender amend the Guaranty Agreement in the manner set forth below, and the Lender is willing to do so subject to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Guaranty Agreement as follows:

         1. Section 8 of the Guaranty Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

         SECTION 8. FINANCIAL COVENANTS.


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         (a)      Maximum Total Leverage Ratio. As of the end of each fiscal quarter, commencing with the end of the fiscal quarter ending March 31, 2003, the Guarantor will not permit the Total Leverage Ratio (as such term is defined in the Caraustar Credit Agreement) to be greater than or equal to:


                       Period                                Ratio

fiscal quarter ending March 31, 2003                        70.0%
fiscal quarter ending June 30, 2003                         70.0%
fiscal quarter ending September 30, 2003                    70.0%
fiscal quarter ending December 31, 2003                     70.0%
fiscal quarter ending March  31, 2004 and each              67.5%
fiscal quarter ending thereafter

         (b) Minimum Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, commencing with the end of the fiscal quarter ending March 31, 2003, the Guarantor will not permit the Fixed Charge Coverage Ratio (as such term is defined in the Caraustar Credit Agreement) to be less than:

                       Period                                 Ratio

fiscal quarter ending March 31, 2003                        0.95:1.0
fiscal quarter ending June 30, 2003                         0.85:1.0
fiscal quarter ending September 30, 2003                    0.85:1.0
fiscal quarter ending December 31, 2003                     1.05:1.0
fiscal quarter ending March 31, 2004 and each               1.50:1.0
fiscal quarter thereafter

         (c) Minimum Tangible Net Worth. At all times on and after March 31, 2003, the Guarantor will not permit Tangible Net Worth (as such term is defined in the Caraustar Credit Agreement) to be less than $65,000,000 plus, as of the end of each fiscal quarter, commencing with the end of the fiscal quarter ending June 30, 2003, (i) 50% of Net Income (as such term is defined in the Caraustar Credit Agreement) to the extent positive for the fiscal quarter then ended, such increases to be cumulative, and (ii) 100% of the Net Cash Proceeds (as such term is defined in the Caraustar Credit Agreement) of Equity Issuances (as such term is defined in the Caraustar Credit Agreement) during the fiscal quarter then ended, such increases to be cumulative.

         (d) Maximum Capital Expenditures. Capital Expenditures (as such term is defined in the Caraustar Credit Agreement) in any fiscal year shall not exceed the amount set forth below with respect to such Fiscal Year:


                                       2
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
                     Fiscal Year                            Amount

Fiscal Year ending December 31, 2003                     $30,000,000
Fiscal Year ending December 31, 2004                     $30,000,000
Fiscal Year ending December 31, 2005                     $30,000,000

For the purpose of calculating (i) Net Worth (as such term is defined in the Caraustar Credit Agreement) as part of the calculation of the Total Leverage Ratio with respect to Section 8(a) above and (ii) Tangible Net Worth with respect to Section 8(c) above, such calculations shall exclude (i.e., there will be added back to Net Worth or Tangible Net Worth, as the case may be) (a) for each fiscal year beginning with the 2002 fiscal year, any year-end non-cash adjustment (on an after-tax basis) to other comprehensive income to reflect any Additional Minimum Liability (as defined below), and (b) for the fiscal quarters ending December 31, 2002 and March 31, 2003, any restructuring charges (cash or non-cash) taken during such fiscal quarters in connection with the Borrower retiring or taking other action on idle or underperforming assets; provided, however, that the aggregate incremental amount of all such charges added back to Net Worth or Tangible Net Worth, as the case may be, (I) with respect to the charges referenced in the foregoing clause (a), shall not exceed $30,000,000 (calculated on an after-tax basis) and (II) with respect to the charges referenced in the foregoing clause (b), shall not exceed $16,000,000 (calculated on an after-tax basis). For purposes hereof, "Additional Minimum Liability" means, as of any date, with respect to any Pension Plan (as such term is defined in the Caraustar Credit Agreement), the sum of the absolute values of (x) the unfunded accumulated benefit obligation existing as of the end of the fiscal year then ending or the most recently ended fiscal year, as applicable, plus (y) the Borrower's prepaid pension asset position existing as of the end of the fiscal year then ending or the most recently ended fiscal year, as applicable."

         2. This Amendment shall not become effective until the Lender shall have received from the Guarantor the duly executed counterparts of this Amendment and all conditions precedent contained in Section 4 of the Third Amendment have been completed and satisfied in Lender's sole discretion.

         3. In order to induce the Lender to enter into this Amendment, the Guarantor represents and warrants to the Lender that after giving effect to this Amendment, all representations and warranties set forth in Section 6 of the Guaranty Agreement are true and correct in all material respects and no default under the covenants contained in Section 7 or 8 of the Guaranty Agreement has occurred and is continuing. The Guarantor reaffirms and ratifies its obligations under the Guaranty Agreement after giving effect to this Amendment.

         4. Except as expressly provided herein, the Guaranty Agreement shall continue in full force and effect, and the unamended terms and conditions of the Guaranty Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

         5. From and after the date hereof, references to the Guaranty Agreement shall be references to the Guaranty Agreement as amended hereby.


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         6.       This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Guaranty Agreement.

         7. THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

         8. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

         9. Guarantor agrees to reimburse the Lender for the reasonable fees and expenses of counsel for the Lender in connection with this Amendment.


                                       4
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         IN WITNESS WHEREOF, Guarantor and the Lender have caused this
Amendment to be executed as of the date first above written.


                                    GUARANTOR:

                                    CARAUSTAR INDUSTRIES, INC.


                                    By: /s/ Ronald J. Domanico
                                       ----------------------------------------
                                       Name: Ronald J. Domanico
                                       Title: Vice President and Chief
                                              Financial Officer
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            SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT


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                                    SUNTRUST BANK, formerly known as
                                    SUNTRUST BANK, ATLANTA


                                    By: /s/ J. Scott Deviney
                                       ----------------------------------------
                                       Name: J. Scott Deviney
                                       Title: V.P.
                                             ----------------------------------


            SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT